SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                May 30, 2003
                 ----------------------------------------------------------
                       (Date of earliest event reported)

                            Core Bond Products LLC
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              (Exact Name of Registrant as Specified in Charter)

    Delaware                       333-92096              06-1646732
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(State of Incorporation)          (Commission            (I.R.S. Employer
                                  File Number)           Identification No.)

   Bank of America Corporate Center
     Charlotte, North Carolina                                  28255
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(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
                                                          --------------




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ITEM 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable.

ITEM 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not Applicable.

ITEM 3.  Bankruptcy or Receivership
         --------------------------

         Not Applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not Applicable.

ITEM 5.  Other Events
         ------------

         On May 30, 2003, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, issued pursuant to a Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent. More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

         No other reportable transactions or matters have occurred during the current reporting period.

ITEM 6.  Registrations of Registrant's Directors
         ---------------------------------------

         Not Applicable.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information

         Not Applicable.




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

    (c)  Exhibits

         The following exhibits were filed as part of this report:

         99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 30, 2003.


ITEM 8.  Change in Fiscal Year
         ----------------------

         Not Applicable.

ITEM 9.  Regulation FD Disclosure
         ------------------------

         Not Applicable.

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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Core Bond Products LLC, as Depositor of the Core Investment Grade Bond Trust I


                            /s/ Corey B. Pinkston
                            -------------------------------------------------
                            Name:   Corey B. Pinkston
                            Title:  Principal Executive Officer


June 4, 2003

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

                               INDEX TO EXHIBITS

    Exhibit No.                          Description
    -----------                          -----------

         99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 30, 2003.


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